                                                                   EXHIBIT 10.31


                             STOCKHOLDERS' AGREEMENT
                             -----------------------

                  STOCKHOLDERS' AGREEMENT, dated as of December 31, 1992, among Kroll Associates, Inc., a Delaware corporation ("Kroll Associates"), Kroll Associates U.K. Limited, a corporation organized under the laws of England, Harrison/Kroll Environmental Services, Inc., a Louisiana corporation, Public Advisory Services, Inc., a Delaware corporation and Palumbo Partners, Inc., a Delaware corporation (each of the above corporate parties hereto is referred to herein severally as a "Company" and jointly as the "Companies"), Jules B. Kroll, an individual stockholder (the "Individual Stockholder"), and the management stockholders listed on the signature pages hereof (the "Management Stockholders", collectively with the Individual Stockholder, the "Stockholders"):

                              W I T N E S S E T H
                              - - - - - - - - - -
                  WHEREAS, the parties hereto want to set forth certain matters regarding the stock granted by the Companies to the Management Stockholders on the date hereof;

                  WHEREAS, the Stockholders and the Companies believe that the~ can best ensure the continued success of the Companies by entering into this Agreement with respect to the shares of common stock (the "Common Stock") of the Companies;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                  1. DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  AFFILIATE: with respect to any Person, a spouse of such Person, any relative (by blood, adoption or marriage) of such Person, any director, officer or employee of such Person, any trust formed by such Person, any other Person of which such Person is a director, officer or employee, and any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.

                  APPRAISER: FIRST, Price Waterhouse & Company ("PW") so long as PW is not disqualified ("Disqualified") because it (X) is not available or (Y) has at that time a significant business relationship with any of the parties to this Agreement, SECOND, if PW is Disqualified, Deloitte & Touche ("DT") so long as DT is not Disqualified, THIRD, if DT is Disqualified, Coopers & Lybrand ("CL") so long as CL is not Disqualified, and FOURTH, if CL is

Disqualified another "Big 6" or comparable accounting firm mutually agreed upon by the parties hereto.

                  CAUSE: (A) the commission in the course of his employment of any dishonest or fraudulent act, (B) the commission of a felony, (C) willful refusal to carry out reasonable instructions of the Chairman which has a material adverse affect upon any of the Companies, and (D) the willful disclosure of any trade secrets or confidential information of any of the Companies to persons not authorized to know same.

                  CHAIRMAN: Jules B. Kroll or a successor chairman of Kroll Associates.

                  COMMISSION: the U.S. Securities and Exchange Commission.

                  COMMON STOCK: as defined in the second recital hereof.

                  COMPANY OR COMPANIES: as defined in the introductory paragraph hereof.

                  COMPANY NOTICE: as defined in section 9.

                  DISABILITY: as defined in Kroll Associates' long-term disability plan.

                  FAIR VALUE: as defined in section 8.

                  INDIVIDUAL STOCKHOLDER: as defined in the introductory paragraph hereof.

                  KROLL ASSOCIATES: as defined in the introductory paragraph hereof.

                  MANAGEMENT STOCKHOLDERS: as defined in the introductory paragraph hereof.

                  PERMITTED TRANSFEREE: if any Stockholder Transfers shares of Common Stock and such Transfer is in accordance with the terms of this Agreement, PROVIDED that the Transferee becomes a party to this Agreement as provided in section 2, PROVIDED FURTHER that any such Transfer by Management Stockholders shall not adversely affect the Company's election as a Subchapter S Corporation under the Internal Revenue Code, as amended, so long as Kroll Associates shall make such election, and PROVIDED FURTHER that any Transfer shall be subject to the terms of that certain Note Purchase Agreement, dated as of December 15, 1989, among the Company and certain of its Affiliates and Teachers Insurance and Annuity Association of America, as amended.

                  PERMITTED DISPOSITION: as defined in section 3.


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

                  PERSON: an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  PUBLIC OFFERING: an offer for sale of shares of Common Stock pursuant to an effective registration statement filed by the Company which issued such shares on Form S-1 or a successor form thereto pursuant to the Securities Act.

                  PUT DATE: as defined in section 8.

                  PUT NOTICE: as defined in section 8.

                  SECURITIES ACT: the Securities Act of 1933, as amended.

                  SELLING STOCKHOLDER: as defined in section 9.

                  STOCKHOLDER: as defined in the introductory paragraph hereof.

                  STOCKHOLDER NOTICE: as defined in section 9.

                  TRANSFER: any transfer, sale, assignment, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest. "TRANSFEREE" and "TRANSFEROR" shall have correlative meanings.

                  TRUSTEE: in the case of Robert J. McGuire, Raymond McGuire, Joan McGuire or James J. McGuire; in the case of Joseph R. Rosetti, William 0. Bittman; in the case of Ernest Brod, Carol Brod; and in each such case, such other trustees consented to by the Individual Stockholder, such consent not to be unreasonably withheld.

                  VESTING DATE: as defined in section 7.

                  VESTED SHARES: as defined in section 8.

                  2. LIMITATIONS ON TRANSFER. No Stockholder shall Transfer any shares of Common Stock except as provided in this Agreement. It shall be a condition precedent to any Transfer of shares of Common Stock (but excluding Transfers referred to in section 6 (public offerings) hereof) that the Transferee (if not already a party to this Agreement), shall agree prior to the Transfer in writing with the Companies and the other parties hereto to be bound by the terms of this Agreement as if it had been an original signatory hereto.

                  3. PERMITTED DISPOSITION. Each Management Stockholder shall be entitled to Transfer shares of Common Stock, at any time and from time to time,
(A) if such Transfer is a testamentary transfer effected by operation of law or by will, (B) to a trust


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

for the benefit of such Management Stockholder or such Management Stockholder's spouse, issue or siblings, (C) with the consent in writing of all of the Stockholders, (D) pursuant to and in accordance with sections 6 (public offering), 8 (puts), 9 (right of first refusal), 10 (tag-alongs) and 11 (drag alongs). The Individual Stockholder shall be entitled to Transfer shares of Common Stock at any time and from time to time (I) if such Transfer is a testamentary transfer effected by operation of law or by will, (II) to an affiliate of the Individual Stockholder, (III) in a public offering pursuant to section 6, (IV) to a trust for the benefit of the Individual Stockholder or a member of his family and (V) subject to the provisions of section 10 (tag alongs), to any Person.

                  4. EFFECT OF VOID TRANSFERS. In the event of any purported Transfer of any shares of Common Stock in violation of the provisions of this Agreement, such purported Transfer shall, to the extent permitted by applicable.law, be void and of no effect, and, until such time as a Transfer in compliance with this Agreement shall have occurred, (I) no dividend of any kind whatsoever nor any distribution pursuant to liquidation or otherwise shall be paid to the purported Transferee in respect of such shares, (II) the voting rights of such shares, if any, on any matter whatsoever shall remain vested in the Transferor, (III) the Transferor shall continue to be bound with respect to its obligations hereunder as the holder of such shares and (IV) no such purported Transfer in violation of this Agreement shall be registered by the Company which issued such shares on its books of registry.

                  5. SECURITIES ACT: LEGENDS ON STOCK. (A) Each stock certificate representing shares of Common Stock (prior to a public offering pursuant to section 6) shall bear a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any state securities or blue sky laws and may not be transferred in the absence of such registration or any exception therefrom under such Act or under such state securities or blue sky laws.

                  The shares represented by this certificate may not be sold, assigned, transferred, exchanged, mortgaged, pledged or otherwise disposed of or encumbered except in compliance with the provisions of that certain Stockholders' Agreement, dated as of December 31, 1992, as it may be amended, among Kroll Associates, Inc., Kroll Associates U.K. Limited, Harrison/Kroll Environmental Services, Inc., Kroll, Inc., Jules B. Kroll, and the other stockholders listed on the signature pages thereof. A copy of such Stockholders' Agreement, and any amendments thereto, is on file and


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

         available for inspection at the principal offices of Kroll Associates, Inc."

                  (B) Prior to any Transfer of shares of Common Stock, the holder thereof will give written notice to the Company which issued such shares of such holder's intention to effect such Transfer. The following provisions shall then apply:

                  (X) If in the opinion of such Company's counsel the proposed Transfer may be effected without registration of such shares under the Securities Act, such Company shall, as promptly as practicable, so notify the holder of such shares and such holder shall thereupon be entitled, subject to the other provisions of this Agreement, to Transfer such shares in accordance with the terms of the notice delivered by such holder to such Company.

                  (Y) If such counsel is unable to conclude that the proposed Transfer may be effected without registration of such shares under the Securities Act, such Company will, as promptly as practicable, so notify the holder thereof and thereafter such holder shall not be entitled to Transfer such shares until either such shares have been effectively registered under the Securities Act or the provisions of this subdivision (B) of this section 5 have otherwise been complied with.

                  6. PUBLIC OFFERINGS, ETC. Each Stockholder shall be entitled, without the consent of any other Stockholder, to Transfer any or all of the shares of Common Stock owned by it, at any time and from time to time, in a Public Offering. None of the Companies has made any commitment to effect a Public Offering of their respective shares or otherwise register such shares for resale.

                  7. VESTING AND FORFEITURE. Upon the third anniversary of the date hereof (the "Vesting Date"), the shares of Common Stock received by each Management Stockholder on the date hereof will vest if such Management Stockholder shall have continued to be employed by one or more of the Companies through such date or if his employment ceases prior to such date due to his (1) death, (2) Disability or (3) termination by the Companies other than for Cause. A Management Stockholder shall forfeit the shares of Common Stock received on the date hereof and all rights with respect thereto, as of the last date of his employment, if he ceases to be employed by the Companies prior to the Vesting Date other than a cessation of employment due to his (1) death, (2) Disability or (3) termination by the Companies other than for Cause.

                  8. MANAGEMENT STOCKHOLDERS' RIGHT TO PUT SHARES TO THE COMDANY. 8.1 Following the Vesting Date, a Management Stockholder and all of his Permitted Transferees collectively shall have the right on three different dates (each a "Put Date") to sell shares


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

of Common Stock which have vested ("Vested Shares") pursuant to section 7 to the Companies which issued such shares on the date hereof, and such Companies shall have the obligation to purchase from such holder(s) of Vested Shares, the number of Vested Shares specified in accordance with section 8.3 by such holder(s).

                  8.2 PUT NOTICE. The right of each Management Stockholder and all of his Permitted Transferees collectively to sell Vested Shares to the Companies shall be exercised on three dates only by the delivery of written notices (each a "Put Notice") to the Company, specifying the Put Date, which date shall be not less than 60 and no more than 90 days after the date of such notice, on which the Companies shall be required to close for cash, payable by wire transfer or other immediately available funds, the purchase of such Vested Shares, and specifying the number of Vested Shares the Companies shall be required to purchase pursuant to section 8.3. Each Put Notice must include an equal proportion of all the Vested Shares of all the Companies held by each Management Stockholder and all of his Permitted Transferees. A Management Stockholder and all of his Permitted Transferees collectively may only deliver one Put Notice within any 12-month period.

                  8.3 NUMBER AND PRICE OF SHARES. Each Company shall be obligated to purchase no more than one-third of the total number of Vested Shares held by each such Management Stockholder and all of his Permitted Transferees collectively pursuant to each Put Notice delivered by such holder(s). The price payable to such holder(s) for such shares put to the Company shall be the Fair Value ("Fair Value") of such shares on the Put Date. The Fair Value of such shares shall be determined by the Appraiser. Such appraisal shall be paid for by the Companies. The Appraiser shall determine the Fair Value of such shares as the product obtained by multiplying the fair value of the Companies (collectively determined in accordance with the considerations listed below) times the percentage obtained by dividing the number of shares of Common Stock specified in the Put Notice divided by the total number of shares of Common Stock issued and outstanding at the time. The fair value of the Companies shall be the price at which the Companies collectively would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts. In determining the fair value of the Companies collectively, the Appraiser will consider the financial condition and operating results and prospects of the Companies, including: balance sheets, historical and at the valuation date, assets, liabilities, and book value, historical operating results, particularly profits generated and factors affecting profits, dividends paid historically and dividend-paying capacity, budgets, plans, and projections of future performance, and prospects at the valuation date.



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

                  9. MANAGEMENT STOCKHOLDER RIGHT TO TRANSFER AND COMPANIES' RIGHT OF FIRST REFUSAL. Following the fifth anniversary of the date hereof, a Management Stockholder and all of his Permitted Transferees collectively shall have the right (subject to the other terms of this Agreement) to Transfer Vested Shares in accordance with the terms of this section 9; any such Transfer must include an equal proportion of all the Vested Shares of all the Companies held by each such holder. In the event that such holder(s) obtains from an independent purchaser a good faith BONA FIDE offer to purchase Vested Shares, he shall promptly notify the Companies in writing of the name and address of such independent purchaser and inform the Companies of the status of such negotiations. When and if such holder, a ("Selling Stockholder"), decides to Transfer any Vested Shares, such Selling Stockholder shall promptly deliver to the Companies a copy of such good faith BONA FIDE offer and a written notice that, unless the Companies exercise their rights granted in this section 9, such Selling Stockholder will Transfer his Vested Shares in accordance therewith (the "Stockholder Notice"). At any time during the ten business days following receipt of the Stockholder Notice, the Companies may give such Selling Stockholder notice of exercise of its right to purchase all, but not less than all, of the shares of Common Stock which the Selling Stockholder has given notice of his intention to Transfer, on the same terms and conditions specified in the Stockholder Notice (the "Company Notice"). Upon receipt of the Company Notice, the Selling Stockholder shall sell the shares described in the Stockholder Notice to the Companies at a price equal to the Fair Value of.such shares. If the Selling Stockholder shall not receive the Company Notice as provided in the foregoing sentence, he shall have the right to Transfer all, but not less than all, of the shares offered for Transfer in the Stockholder Notice to the independent purchaser specified in the Stockholder Notice, for the consideration and in accordance with the terms and conditions set out in such Stockholder Notice and in compliance with the terms of this Agreement, PROVIDED that such Selling Stockholder shall not Transfer any such shares to (I) any Person, or Affiliate of such Person, which competes, or is expected to compete, with the Companies or any of their Affiliates, (II) any Person, or Affiliate of such Pers9n, who the Companies determine (in their sole discretion) might cause harm to the Companies by virtue of becoming a stockholder of the Companies,
(III) any bank or other financial institution for the purpose of pledging or granting a security interest in such shares in order to secure indebtedness of such Selling Stockholder, (IV) any other stockholder of the Companies without the written consent of the Individual Stockholder, or (V) any Person, or Affiliate of such Person, which has a material adverse interest to, or is involved in a pending or threatened litigation or legal proceeding with, the Companies, the Individual Stockholder or any of their Affiliates.

                  10. MANAGEMENT STOCKHOLDERS' TAG-ALONG RIGHTS. In the event that the Individual Stockholder or any of his Permitted



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

Transferees agrees to sell, other than a Permitted Disposition pursuant to section 3 (i), (ii), (iii) or (iv), any or all of the shares of Common Stock owned by such holder, he shall promptly so notify the Management Stockholders and shall provide in such notice the terms and conditions of the proposed sale. Each Management Stockholder and all of his Permitted Transferees collectively shall have the right, but not the obligation, to sell to the proposed purchaser, and the Individual Stockholder and any such Permitted Transferees shall cause the proposed purchaser to purchase, under the same terms and conditions that are applicable to the sale by the Individual Stockholder and all of his Permitted Transferees, and at the same time as such sale, up to that number of shares of Common Stock (of the Company which issued such shares) owned by each such Management Stockholder and all of his Permitted Transferees obtained by multiplying (A) the total number of shares of Common Stock of such Company that are proposed to be sold (before giving effect to this provision) by the Individual Stockholder and all of his Permitted Transferees to the proposed purchaser by (B) a fraction, the numerator of which is the total number of shares of Common Stock of such Company owned by such Management Stockholder and all of his Permitted Transferees and the denominator of which is the total number of shares of Common Stock of such Company owned by the Individual Stockholder and all of his Permitted Transferees. Each Management
Stockholder shall give the Individual Stockholder and all of his Permitted Transferees written notice of how many shares of such Common Stock he and all of his Permitted Transferees desire to sell to the proposed purchaser within ten (10) days of receiving notice of the proposed sale, such number of shares shall be allocated among such Management Stockholder and all of his Permitted Transferees on a pro rata basis. To the extent that any right granted to a Management Stockholder hereunder is not exercised in full, the Management Stockholders who exercised their rights hereunder may sell to the proposed purchaser all or any part of that number of additional shares owned by them equal to the number of shares as to which the right granted to such Management Stockholder was not exercised; such number of shares shall be allocated among such Management Stockholders and their Permitted Transferees on a pro rata basis.

                  11. INDIVIDUAL STOCKHOLDER'S DRAG-ALONG RIGHT. In the event that the Individual Stockholder or any of his Permitted Transferees agrees to sell, other than a Permitted Disposition pursuant to section 3(i), (ii), (iii), or (iv), any or all of the shares of Common Stock owned by such holder, such holder shall have the right, but not the obligation, to require each Management Stockholder and all of his Permitted Transferees, and such Management Stockholder and all of his Permitted Transferees shall have the obligation to sell, under the same terms and conditions that are applicable to the sale by the Individual Stockholder or any of his Permitted Transferees, as the case may be, and at the same time as such sale, up to that total number of shares of Common Stock of such Company which issued such shares owned by each such



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

Management Stockholder and any of his Permitted Transferees obtained by multiplying (A) the total number of shares of Common Stock of such Company that are proposed to be sold (before giving effect to this provision) by the Individual Stockholder and any of his Permitted Transferees, to the proposed purchaser by (B) a fraction, the numerator of which is the total number of shares of Common Stock of such Company owned by such Management Stockholder and any of his Permitted Transferees and the denominator of which is the total number of shares of Common Stock of such Company owned by the Individual Stockholder and any of his Permitted Transferees

                  12. CERTAIN VOTING AGREEMENTS. 12.1 OBLIGATION TO BE COUNTED FOR A QUORUM. Each Management Stockholder agrees to be present in person or represented by proxy at all meetings of the stockholders of each of the Companies, so that all shares owned by such Management Stockholder or his Permitted Transferees may be counted for the purposes of determining the presence of a quorum at such meetings.

                  12.2 VOTING BY STOCKHOLDERS. (a) Each Management Stockholder agrees to vote any shares of Common Stock owned by such Management Stockholder, and to cause all of his Permitted Transferees to vote any shares of Common Stock owned by such Permitted Transferees, whether by vote, ballot, proxy or written consent, in any vote of the stockholders of each of the Companies in the same manner as the Individual Stockholder, or upon the death of the Individual Stockholder, in the same manner as the holders of a malority of the shares held by the Permitted Transferees of the Individual Stockholder.

                  13. MISCELLANEOUS. (A) OTHER STOCKHOLDERS AGREEMENTS. None of the Stockholders or their respective Permitted Transferees shall enter into any stockholder agreement or arrangement of any kind with any person with respect to the shares of Common Stock received on the date hereof inconsistent with the provisions of this Agreement (whether or not such agreement or arrangement is with other stockholders that are not parties to this Agreement).

                  (B) AMENDMENTS. This Agreement may be amended only by a written instrument signed by all of the parties hereto.

                  (C) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors, assigns and Transferees, PROVIDED that no Stockholder may assign to any Person any of its rights hereunder other than in connection with a Transfer to such Person of shares in accordance with the provisions hereof.

                  (D) DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party hereto


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upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach of default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind of character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

                  (E) INTEGRATION. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

                  (F) NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be sent by first-class mail, overnight courier, telex, telecopier or hand delivery:

                  (I)      if to one of the Companies, to:

                           Kroll Associates, Inc.
                           900 Third Avenue
                           New York, NY  10022
                           Attention:  Jules B. Kroll
                                       Chairman

                  (II) if to the Individual Stockholder, to:

                           Kroll Associates, Inc.
                           900 Third Avenue
                           New York, NY  10022
                           Attention:  Jules B. Kroll
                                       Chairman



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

                  (III) if to any of the Management Stockholders, to:

                           Kroll Associates, Inc.
                           900 Third Avenue
                           New York, NY  10022
                           Attention:  the name of such Management
                                       Stockholder

or, in each case, to such other address as shall have been furnished to each other party hereto in accordance with the provisions of this section 12. All such notices and communications shall be deemed to have been given or made (I) when delivered, if by hand or by overnight courier on the first business day thereafter if such date of delivery is not a business day, (II) on the fifth business day after being deposited in the mail, postage prepaid, if sent by mail, (III) if sent by telex, when telex answer back is received or (IV) if telecopied, when telecopy receipt is acknowledged.

                  (G) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

                  (H) SEVERABILITY. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  (I) COUNTERPARTS This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  (J) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, including the rules governing conflict of laws.

                  (K) INJUNCTIVE RELIEF. The Stockholders acknowledge and agree that a violation of any of the terms of this Agreement will cause the Stockholders irreparable injury for which adequate remedy at law is not available. Therefore, the Stockholders agree that each Stockholder shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any Stockholder from committing any violations of the provisions of this Agreement.


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



                  IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                  KROLL ASSOCIATES, INC.

                                  By: /s/ Jules Kroll
                                     -------------------
                                       Title:

                                  KROLL ASSOCIATES U.K. LIMITED:

                                  By: /s/ Jules Kroll
                                     -------------------
                                       Title:

                                  HARRISON/KROLL ENVIRONMENTAL
                                  SERVICES INC.

                                  By: /s/ Jules Kroll
                                     -------------------
                                       Title:

                                  PUBLIC ADVISORY SERVICES, INC.

                                  By: /s/ Jules Kroll
                                     -------------------
                                       Title:

                                  PALUMBO PARTNERS, INC.

                                  By: /s/ Jules Kroll
                                     -------------------
                                       Title:

                                  INDIVIDUAL STOCKHOLDER

                                  By: /s/ Jules B. Kroll
                                     -------------------
                                           Jules B. Kroll




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

                                  MANAGEMENT STOCKHOLDERS:

                                  By: /s/ Robert J. McGuire
                                     -------------------------
                                          Robert J. McGuire

                                  By: /s/ Joseph R. Rosetti
                                     -------------------------
                                          Joseph R. Rosetti

                                  By: /s/ Ernest Brod
                                     -------------------------
                                          Ernest Brod



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
CONSENT AND AMENDMENT NO. 1 TO DECEMBER STOCKHOLDERS' AGREEMENT
---------------------------------------------------------------

         Consent and Amendment No. 1, dated as of June 15, 1993 (this "Amendment"), to Stockholders' Agreement, dated as of December 31, 1992 (the "December Stockholders' Agreement"), among Kroll Associates, Inc., a Delaware corporation, Kroll Associates U.K. Limited, a corporation organized under the laws of England, Harrison/Kroll Environmental Services, Inc., a Louisiana corporation and Palumbo Partners, Inc., a Delaware corporation (each of the above corporate parties is referred to herein jointly as the "Companies"), Public Advisory Services, Inc., a Delaware corporation, Jules B. Kroll, and the management stockholders listed on the signature pages thereof (the "Management Stockholders" and, together with Mr. Kroll, the "Stockholders").

         WHEREAS, the parties hereto wish to take certain actions and make certain amendments to the December Stockholders' Agreement in order to effect the transactions contemplated hereby and by the Plan of Reorganization and Stockholders' Agreement dated as of June 15, 1993 (the "Reorganization Agreement") by and among American International Group, Inc. ("AIG"), Jules B. Kroll and Kroll Holdings, Inc. ("Holdings"); and

         WHEREAS, pursuant to this Amendment and the Reorganization Agreement, the Stockholders and AIG will effect a reorganization of the Companies in which, among other things, the Stockholders will contribute to Holdings all of the capital stock of the Companies held by them (the "Outstanding Stock") and will receive, in exchange therefor, shares of Common Stock, par value $.01 per share ("Common Stock"), of Holdings, as a result of which Holdings shall become a holding company of the Companies and their subsidiaries;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

         1. All capitalized terms shall have the respective meanings ascribed to them in the December Stockholders' Agreement unless otherwise defined herein.

         2. The amendments set forth in, and effected by, paragraphs 4 through 18 of this Amendment are conditioned upon the consummation of the transactions contemplated by this Amendment and the Reorganization Agreement and shall become effective only upon the consummation of such transactions.

         3. Each Stockholder hereby agrees that, at the Closing (as defined in the Reorganization Agreement), he shall contribute to Holdings all of the shares of Outstanding Stock then held by him, free and clear of all Encumbrances (as defined in the Reorganization Agreement), and together with all rights now and hereafter attaching thereto, and in consideration therefor, Holding will issue and deliver to each of the Stockholders the number of shares of Common Stock set forth opposite his name on Schedule 1.2 to the Reorganization Agreement. To the extent required by the December Stockholders' Agreement, each Stockholder consents to the transfers contemplated by the preceding sentence in accordance with Section 3(c) of the December Stockholders' Agreement.

         4. The first paragraph of the December Stockholders' Agreement is hereby amended by deleting the words "Public Advisory Services, Inc., a Delaware corporation" from the fifth and sixth lines thereof and by inserting the words "Kroll Holdings, Inc., a Delaware corporation ("Holdings")," on the ninth line thereof, before the words "Jules B. Kroll".

         5. The second recital of the December Stockholders' Agreement is hereby amended by deleting the words "(the "Common Stock")" from the fourth line thereof and the definition of "Common Stock" in Section 1 of the December Stockholders' Agreement is hereby amended by deleting the words "as defined in the second recital hereof" and by inserting in lieu thereof the words "the Common Stock, par value $.01 per share, of Holdings."

         6. Section 1 of the December Stockholders' Agreement is hereby further amended in the following ways:

                  (i) by adding the following definition: "Holdings: as defined in the introductory paragraph hereof.";

                  (ii) by deleting from the definition of "Permitted Transferee" the second proviso thereof in its entirety; and

                  (iii) by deleting from the definition of "Public Offering" the words "the Company which issued such shares" and inserting in lieu thereof the word "Holdings".

         7. Section 4 of the December Stockholders' Agreement is hereby amended by deleting the words "the Company which issued such shares" from the penultimate line thereof and inserting in lieu thereof the word "Holdings".


         8. Section 5 of the December Stockholders' Agreement is hereby amended in the following ways:

                  (i) by deleting, in the second paragraph of the legend, provided in subsection (a), at the end of the seventh line thereof, the words "Kroll, Inc.," and inserting in lieu thereof the words "Palumbo Partners, Inc., Kroll Holdings, Inc.,"; and

                  (ii) by deleting the words "the Company which issued such shares" from the second and third lines of subsection (b), and the words "such Company" from each of the first, third and last lines of subparagraph (x) and the third line of paragraph (y), and, in each case, inserting in lieu thereof the word "Holdings".

         9. Section 6 of the December Stockholders' Agreement is hereby amended by deleting from the fourth and fifth lines thereof the words "None of the Companies has" and inserting in lieu thereof the words "Holdings has not", and by deleting from the fifth and sixth lines thereof the words "their respective" and inserting in lieu thereof the word "its".

         10. Section 7 of the December Stockholders' Agreement is hereby amended by deleting from each of the third and ninth lines thereof the words "on the date hereof".

         11. Section 8.1 of the December Stockholders' Agreement is hereby amended by deleting the words "the Companies which issued such shares on the date hereof" from the sixth and seventh lines thereof, and the words "such Companies" from the tenth line thereof, and, in each case, inserting in lieu thereof the word "Holdings".

         12. Section 8.2 of the December Stockholders' Agreement is hereby amended (i) by deleting the words "the Companies" from each of the third, seventh and tenth lines thereof, and the words "the Company" from the fifth line thereof, and, in each case, inserting in lieu thereof the word "Holdings" and
(ii) by deleting the second sentence thereof in its entirety.

         13. Section 8.3 of the December Stockholders' Agreement is hereby amended (i) by deleting the words "Each Company" from the first line thereof, the words "the Company" from the sixth line thereof, and the words "the Companies" from the ninth line thereof, and, in each case, inserting in lieu thereof the word "Holdings", (ii) by inserting the words "Holdings and" before the words "the Companies" in each of the eleventh, sixteenth, seventeenth, twenty-first and twenty-third lines thereof and (iii) by deleting the words "Common Stock" in the fifteenth line thereof and inserting in lieu thereof the words "capital stock of Holdings".

         14. Section 9 of the December Stockholders' Agreement is hereby amended
(i) by deleting the word "Companies" from the second line thereof, and the words "the Companies" from each of the tenth/eleventh, twelfth, fifteenth, sixteenth, twentieth, twenty-seventh, thirty-ninth, forty-first and forty-fifth lines thereof, and, in each case, inserting in lieu thereof the word "Holdings", (ii) by deleting from the sixth through eighth lines thereof the words "; any such Transfer must include an equal proportion of all the Vested Shares of all the Companies held by each such holder", (iii) by deleting the words "exercise their" from the seventeenth line thereof and inserting in lieu thereof the words "exercises its", (iv) by deleting the word "determine" from the thirty-ninth line thereof and inserting in lieu thereof the word "determines" and (v) by deleting the word "their" from the fortieth line thereof and inserting in lieu thereof the word "its".

         15. Section 10 of the December Stockholders' Agreement is hereby amended (i) by deleting the words "(of the Company which issued such shares)" from the fifteenth line thereof and (ii) by deleting all the words following "Common Stock" on the eighteenth line thereof through the period at the end of such second sentence on the twenty-sixth line thereof and inserting in lieu thereof the following:

         "then owned by such Management Stockholder and all of his Permitted Transferees by (b) a fraction, the numerator of which equals the number of shares of Common Stock to be purchased from the Individual Stockholder and all of his Permitted Transferees and the denominator of which equals the sum of the total number of shares of Common Stock then owned by the Individual Stockholder and any of his Permitted Transferees plus the number of shares of capital stock of Holdings then owned by any other stockholder of Holdings entitled to participate in such sale."

         16. Section 11 of the December Stockholders' Agreement is hereby amended (i) by deleting the words "of such Company which issued such shares" from the thirteenth line thereof and (ii) by deleting all the words following "Stock" on the sixteenth line thereof through the period at the end of such
Section 11 and inserting in lieu thereof the following:

         "then owned by such Management Stockholder and all of his Permitted Transferees by (b) a fraction, the numerator of which equals the number of shares of Common Stock to be purchased from the Individual Stockholder and all of his Permitted Transferees and the denominator of which equals the total number of shares of Common Stock then owned by the Individual Stockholder and any of his Permitted Transferees."


         17. Section 12.1 of the December Stockholders' Agreement is hereby amended by deleting the words "each of the Companies" from the fourth line thereof, and Section 12.2 of the December Stockholders' Agreement is hereby amended by deleting the words "each of the Companies" from the sixth line thereof, and, in each case, inserting in lieu thereof the word "Holdings".

         18. Section 13 of the December Stockholders' Agreement is hereby amended in the following ways:

                  (i) by deleting the words "received on the date hereof" from the fifth line of subsection (a) thereof;

                  (ii) by adding the words "Holdings or" before the word "one" in the first line of subsection (f) (i) thereof; and

                  (iii) by adding the words "Holdings and" after the word "that" at the end of the fourth line of subsection (k) thereof.


         19. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first written above.

                                      KROLL HOLDINGS, INC.

                                      By: /s/ Jules B. Kroll
                                         ----------------------

                                      KROLL ASSOCIATES, INC.

                                      By: /s/ Jules B. Kroll
                                         ----------------------

                                      KROLL ASSOCIATES U.K. LIMITED

                                      By: /s/ Jules B. Kroll
                                         ----------------------

                                      HARRISON/KROLL ENVIRONMENTAL
                                      SERVICES, INC.

                                      By: /s/ Jules B. Kroll
                                         ----------------------

                                      PUBLIC ADVISORY SERVICES, INC.

                                      By: /s/ Jules B. Kroll
                                         ----------------------

                                      PALUMBO PARTNERS, INC.

                                      By: /s/ Jules B. Kroll
                                         ----------------------

                                      INDIVIDUAL STOCKHOLDER

                                      By: /s/ Jules B. Kroll
                                         ----------------------
                                         Jules B. Kroll

                                      MANAGEMENT STOCKHOLDERS

                                      /s/ Robert J. McGuire
                                      ---------------------------
                                      Robert J. McGuire

                                      /s/ Joseph R. Rosetti
                                      ---------------------------
                                      Joseph R. Rosetti

                                      /s/ Ernest Brod
                                      ---------------------------
                                      Ernest Brod

                       MANAGEMENT STOCKHOLDER CONTRIBUTION

         On and subject to the terms and conditions set forth in the Consent and Amendment No. 1 to December Stockholders' Agreement, dated as of June 15, 1993, to which the undersigned is a party (the "December Amendment") and the Reorganization Agreement (as defined in the December Amendment), the undersigned hereby assigns, transfers, conveys, contributes and delivers to Kroll Holdings, Inc. ("Holdings") all right, title and interest of the undersigned in and to any and all shares of capital stock of each of Kroll Associates, Inc., Kroll Associates U.K. Limited, Harrison/Kroll Environmental Services, Inc. and Palumbo Partners Inc. owned by the undersigned, or to which the undersigned is entitled. There shall be no continuing liability on the part of any of such corporations to the undersigned, and the undersigned hereby expressly releases each such corporation from any claim or demand whatsoever, in each case, relating to a direct equity ownership by the undersigned in any such corporation; provided that the undersigned shall receive the equity interest in Holdings to which the undersigned is entitled under the December Amendment and the Reorganization Agreement.

         IN WITNESS WHEREOF, I have executed this Management Stockholder Contribution on this 15th day of June, 1993.


                                         /s/ Robert J. McGuire
                                         -------------------------

                       MANAGEMENT STOCKHOLDER CONTRIBUTION

         On and subject to the terms and conditions set forth in the Consent and Amendment No. 1 to December Stockholders' Agreement, dated as of June 15, 1993, to which the undersigned is a party (the "December Amendment") and the Reorganization Agreement (as defined in the December Amendment), the undersigned hereby assigns, transfers, conveys, contributes and delivers to Kroll Holdings, Inc. ("Holdings") all right, title and interest of the undersigned in and to any and all shares of capital stock of each of Kroll Associates, Inc., Kroll Associates U.K. Limited, Harrison/Kroll Environmental Services, Inc. and Palumbo Partners Inc. owned by the undersigned, or to which the undersigned is entitled. There shall be no continuing liability on the part of any of such corporations to the undersigned, and the undersigned hereby expressly releases each such corporation from any claim or demand whatsoever, in each case, relating to a direct equity ownership by the undersigned in any such corporation; provided that the undersigned shall receive the equity interest in Holdings to which the undersigned is entitled under the December Amendment and the Reorganization Agreement.

         IN WITNESS WHEREOF, I have executed this Management Stockholder Contribution on this 15th day of June, 1993.



                                                  /s/ Joseph R. Rosetti
                                                  -------------------------

                       MANAGEMENT STOCKHOLDER CONTRIBUTION

         On and subject to the terms and conditions set forth in the Consent and Amendment No. 1 to December Stockholders' Agreement, dated as of June 14, 1993, to which the undersigned is a party (the "December Amendment") and the Reorganization Agreement (as defined in the December Amendment), the undersigned hereby assigns, transfers, conveys, contributes and delivers to Kroll Holdings, Inc. ("Holdings") all right, title and interest of the undersigned in and to any and all shares of capital stock of each of Kroll Associates, Inc., Kroll Associates U.K. Limited, Harrison/Kroll Environmental Services, Inc. and Palumbo Partners Inc. owned by the undersigned, or to which the undersigned is entitled. There shall be no continuing liability on the part of any of such corporations to the undersigned, and the undersigned hereby expressly releases each such corporation from any claim or demand whatsoever, in each case, relating to a direct equity ownership by the undersigned in any such corporation; provided that the undersigned shall receive the equity interest in Holdings to which the undersigned is entitled under the December Amendment and the Reorganization Agreement.

         IN WITNESS WHEREOF, I have executed this Management Stockholder Contribution on this 14th day of June, 1993.

                                             /s/ Ernest Bond
                                             -------------------------